UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019 (July 13, 2019)

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 10 of Tuanjie 2nd Road, Beice, Humen
Dongguan, Guangdong, China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 769-82268999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On July 13, 2019, Fortune Valley Treasures, Inc. (“FVTI”), along with Qianhai DaXingHuaShang Investment (Shenzhen) Co., Ltd., a subsidiary of FVTI and a wholly foreign-owned enterprise (“QHDX”), entered into an equity interest transfer agreement (the “Agreement”), which was later amended on September 12, 2019, with Xingwen Wang, a shareholder and legal representative of Yunnan Makaweng Wine & Spirits Co., Ltd. (“Makaweng”), a PRC limited liability company formed in 2015.

Pursuant to the Agreement, QHDX agreed to purchase 51% of Makaweng’s equity interests (the “Acquisition”) from Mr. Wang in exchange for shares of FVTI’s common stock (“Issuable Shares”). The total number of Issuable Shares will be determined according to the following formula:

Number of Issuance Shares = A x 51% x 20 x B ÷ C

For the purpose of the foregoing formula:

A = Audited net annual profit of Makaweng in fiscal year 2020.

B = The daily average middle exchange rate of U.S. Dollars to Chinese Yuan published by the State Administration of Foreign Exchange of the People’s Republic of China on December 31, 2020.

C = The closing price of FVTI’s common stock on December 31, 2020.

Mr. Wang has agreed not to transfer the Issuable Shares for at least three years after delivery of the Issuable Shares (the “Delivery”). He may only transfer up to 30% of his FVTI common stock during the fourth year after the Delivery and cumulatively no more than 60% of his FVTI common stock during the fifth year after the Delivery.

Pursuant to the Agreement, Makaweng will establish a board of directors consisting of seven individuals. QHDX agreed to continue to retain Mr. Wang as the legal representative of Makaweng, and appoint him as the manager and Chairman of Makaweng. Mr. Wang has over fifteen years of experience in production, operation, marketing and branding in the alcohol industry. Although Makaweng currently has no operations or assets, given Mr. Wang’s background, Makaweng’s business plan is to engage in the distribution of wine and beer.

The 51% of equity interest of Makaweng was transferred to QHDX and the registration of such transfer with local government authorities was completed on August 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2019

FORTUNE VALLEY TREASURES, INC.

By:	/s/ Yumin Lin
Name:	Yumin Lin
Title:	Chief Executive Officer, Chief Financial Officer, President, Treasurer and Secretary